Regulatory Matters	6 Months Ended
Jun. 30, 2026
Regulated Operations [Abstract]
Regulatory Matters
Note 3: Regulatory Matters
General Rate Cases
The table below summarizes the annualized incremental revenues, assuming a constant sales volume and customer count, resulting from general rate case authorizations that are effective during 2026. The amounts include reductions for the amortization of the excess accumulated deferred income taxes that are generally offset in income tax expense.

	Effective Date	Amount
General rate cases by state:
Pennsylvania	August 13, 2026	$75
West Virginia	March 1, 2026	20
Maryland	February 26, 2026	2
California, Attrition Increase (a)	January 1, 2026	14

Total general rate case authorizations		$111

(a)
The effective annualized incremental revenue increase for the 2026 attrition year was finalized through the standard Advice Letter process with the California Public Utilities Commission in January 2026.

On July 27, 2026, the Pennsylvania Public Utilities Commission (the “PaPUC”) released an order approving the adjustment of base rates pursuant to a general rate case filed by the Company’s Pennsylvania subsidiary on November 14, 2025. The PaPUC approved a $75 million annualized increase in the Pennsylvania subsidiary’s water and wastewater system revenues, excluding infrastructure surcharges of $24 million, based on an authorized return on equity of 9.55%, a common equity ratio of 54.23% and a long-term debt ratio of 45.77%, and authorized rate base of $6.6 billion, which reflects approximately $1.2 billion of capital investments to be made through mid-2027.
The new rates will take effect on August 13, 2026.
On March 5, 2026, the Public Service Commission of West Virginia (the “WVPSC”) issued an amended order that approves the adjustment of the Company’s West Virginia subsidiary’s base rates requested in a general rate case filed on May 5, 2025. The general rate case order approved an annualized increase of approximately $20 million in water and wastewater system revenues, which excludes previously recovered infrastructure surcharges of approximately $13 million, based on an authorized return on equity of 9.80%, a common equity ratio of 51.00% and a debt ratio of 49.00%. As of March 5, 2026, the West Virginia subsidiary’s view of its authorized rate base, which was not stated in the general rate case order, is approximately $1.1 billion. The increased water and wastewater revenues related to this base rate adjustment are being driven primarily by approximately $239 million of related water and wastewater system capital investments made since the completion of the West Virginia subsidiary’s previous rate case and through February 2026. The new water and wastewater rates became effective as of March 1, 2026.

On February 26, 2026, the Public Service Commission of Maryland (the “MDPSC”) issued an order approving the joint settlement of the general rate case filed on August 1, 2025, by the Company’s Maryland subsidiary. A joint stipulation and settlement agreement by and among the Maryland subsidiary, the Office of People’s Counsel, and the Staff of the MDPSC was filed with the MDPSC on January 22, 2026. The general rate case order approves a consolidated annualized increase in water revenues of approximately $2 million, with approximately $1 million of the increase to be included in rates effective concurrently with the date of the general rate case order, and the remainder effective January 1, 2027. The Maryland subsidiary’s view of its return on equity, common equity ratio and debt ratio (each of which is based on the information included in the general rate case order and the joint stipulation and settlement agreement, but was not disclosed therein), is 9.75%, 52.32% and 47.68%, respectively. The annualized incremental revenue is driven primarily by approximately $22 million of capital investments completed by the Maryland subsidiary since its last general rate case approval in 2019.
On December 5, 2024, the California Public Utilities Commission (the “CPUC”) approved a final decision adopting the terms of a partial settlement agreement filed on November 17, 2023, in the Company’s California subsidiary’s general rate case originally filed on July 1, 2022. Incorporating the then currently effective return on equity of 10.20%, the decision provides incremental annualized water and wastewater revenues of $21 million in the 2024 test year, and an estimated $16 million in the 2025 escalation year and $16 million in the 2026 attrition year. On September 19, 2025, the California subsidiary filed a petition to modify the CPUC order, seeking clarification from the CPUC on the method used to calculate the Conservation Adjustment for Rate Tier Designs (“CART”), specifically for the California subsidiary’s Monterey service area. The CART is a ratemaking mechanism that allows the Company to recover, in subsequent periods, a portion of the impact on operating revenues as a result of implementing customer rates structured to promote conservation usage. On October 20, 2025, the California Public Advocate submitted a response opposing the California subsidiary’s request and stating the request should instead be addressed in the California subsidiary’s pending base rate case. On October 30, 2025, the California subsidiary filed a reply to the California Public Advocate’s response, which underscored the need for clarity on the CART calculation. The California subsidiary expects resolution of the petition to modify later in 2026.
Pending General Rate Case Filings
On July 1, 2026, the Company’s Missouri subsidiary filed a request with the Missouri Public Service Commission for new water and wastewater rates. The request seeks annualized incremental revenue of $179 million, excluding infrastructure surcharges of $32 million. The request is based on a return on equity of 10.50% and a capital structure with an equity component of 50.30% and a long-term debt component of 49.70%. The requested annualized incremental revenue is driven primarily by approximately $1.6 billion of incremental capital investments completed and planned by the Missouri subsidiary from June 2025 through May 2028, the forecasted future test period. The Missouri subsidiary anticipates that new rates will take effect in June 2027. Pursuant to statutory requirements, the Missouri subsidiary will implement subsequent rate adjustments following the conclusion of the future test year based on required reconciliations, subject to regulatory approval.
On May 15, 2026, the Company’s Kentucky subsidiary filed a request with the Kentucky Public Service Commission (the “KPSC”) to adjust its water rates. As filed, the request seeks aggregate annualized incremental revenues of $18 million. The Kentucky subsidiary intends to put interim rates into effect beginning on December 14, 2026. The difference between the interim rates and final approved rates will be subject to refund. The request is based on a proposed return on equity of 10.75% and a proposed capital structure with a common equity component of 52.29% and a non-equity
component of 47.71%. The requested annualized incremental revenue is driven primarily by approximately $108 million of capital to be invested between January 2027 and December 2027. The request is subject to approval by the KPSC, and the general rate case is expected to be completed by the end of the first quarter of 2027.
On January 27, 2026, the Company’s Illinois subsidiary filed a request with the Illinois Commerce Commission (the “ICC”) to adjust its water and wastewater rates. The filing seeks a two-step
rate increase in aggregate annualized incremental revenue, based on a proposed return on equity of 10.75%, of (i) approximately $119 million effective January 1, 2027, based on a future test year through December 31, 2027 and a capital structure with an equity component of 52.42% and a debt component of 47.58%, and (ii) approximately $15 million effective January 1, 2028, based on a future test year to include end-of-period
rate base and a capital structure with an equity component of 52.74% and a debt component of 47.26%, in each case, exclusive of infrastructure surcharges. On June 23, 2026, as part of the standard rebuttal process, the Illinois subsidiary filed an update with the ICC to its request originally filed on January 27, 2026. The updated request seeks aggregate annualized incremental revenue of approximately $107 million effective January 1, 2027, with the reduction primarily driven by the removal of the impacts of the corporate alternative minimum tax (“CAMT”) from rate base as a result of Internal Revenue Service Notice
2026-7
issued in February 2026. The second step increase of $15 million proposed effective January 1, 2028, was unchanged. The request is driven primarily by approximately $577 million in capital investments made and to be made by the Illinois subsidiary from January 2026 through December 2027. The request must be approved by the ICC.

On January 16, 2026, the Company’s New Jersey subsidiary filed a request with the New Jersey Board of Public Utilities (the “NJBPU”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenues of approximately $146 million and is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 55.18% and a debt component of 44.82%. On July 27, 2026, as part of the standard process to update the filing for actual costs incurred, the New Jersey subsidiary filed an update with the NJBPU to its request originally filed on January 16, 2026 and updated on April 24, 2026. The updated request seeks aggregate annualized incremental revenue of approximately $145 million, which is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 54.00% and a debt component of 46.00%. The requested annualized incremental revenue is driven primarily by an estimated $1.4 billion of capital investments completed and planned by the New Jersey subsidiary through December 2026. The filing is subject to the approval of the NJBPU.
On November 3, 2025, the Company’s Virginia subsidiary filed a request with the Virginia State Corporation Commission (the “SCC”) to adjust its water and wastewater rates. The request seeks aggregate annualized incremental revenues of approximately $22 million and is based on a proposed return on equity of 10.75% and a capital structure with an equity component of 51.79%. On June 5, 2026, the Virginia subsidiary filed with the SCC a “black box” stipulation of settlement that agreed to a $16 million annualized increase in the Virginia subsidiary’s revenues. The stipulation of settlement also agreed, solely for purposes of the Virginia subsidiary’s future filings requiring a stated cost of capital and/or capital structure (including its annual information and water and wastewater infrastructure surcharge filings), that its return on equity will be 9.75% and its capital structure will consist of an equity component of 51.79%. The requested annualized incremental revenue is driven primarily by an estimated $115 million of capital investments completed and planned by the Virginia subsidiary from May 2025 through April 2027. The stipulation of settlement remains subject to SCC review and approval. Interim rates became effective May 2, 2026, with the difference between interim and final approved rates subject to refund to customers.
On July 1, 2025, the Company’s California subsidiary filed an application with the CPUC to set new water and wastewater rates in each of its service areas for 2027 through 2029. On June 8, 2026, the California subsidiary filed with the CPUC a partial settlement agreement reached with the CPUC’s Public Advocates Office to determine the amount of incremental annualized water and wastewater revenue to be received by the California subsidiary in its general rate case filed on July 1, 2025. The requested annualized incremental revenue was driven primarily by approximately $750 million of capital investments completed and planned by the California subsidiary from 2025 to 2028. Under the partial settlement agreement, the total incremental annualized water and wastewater revenue to be received by the California subsidiary would be $24 million in the 2027 test year, $21 million in the 2028 escalation year, and $22 million in the 2029 attrition year. The California subsidiary’s revised proposed position in this general rate case was $43 million in the 2027 test year (updated to reflect a current level of revenue and sales), an estimated $22 million in the 2028 escalation year, and an estimated $26 million in the 2029 attrition year. The treatment in the general rate case of construction work in progress (“CWIP”) is the only primary issue that remains pending in the general rate case. If CWIP is ultimately excluded from rate base, it is estimated that the incremental annualized water and wastewater revenues to be received by the California subsidiary for the 2027 test year and the 2028 escalation year would decrease to $20 million and $19 million, respectively, and would remain at $22 million in the 2029 attrition year. New rates would be implemented by the California subsidiary as of January 1, 2027, upon a final decision issued by the CPUC with respect to the general rate case. Also, under the partial settlement agreement, the California subsidiary withdrew its request for a Fixed Cost Recovery Account, which was intended to be a full decoupling mechanism.
Infrastructure Surcharges
A number of states have authorized the use of regulatory mechanisms that permit rates to be adjusted outside of a general rate case for certain costs and investments, such as infrastructure surcharge mechanisms that permit recovery of capital investments to replace aging infrastructure. Presented in the table below are annualized incremental revenues, assuming a constant sales volume and customer count, resulting from infrastructure surcharge authorizations that are effective during 2026:

	Effective Date		Amount
Infrastructure surcharges by state:
Missouri	August 15, 2026		$18
Pennsylvania	(a	)	27
New Jersey	May 30, 2026		25
Indiana	March 18, 2026		15
West Virginia	March 1, 2026		2
Missouri	March 1, 2026		13
Illinois	January 1, 2026		5

Total infrastructure surcharge authorizations			$105

(a)	In 2026, $11 million was effective January 1, $7 million was effective April 1 and $9 million was effective July 1.

Pending Infrastructure Surcharge Filings
On June 30, 2026, the Company’s West Virginia subsidiary filed an infrastructure surcharge proceeding requesting $5 million in additional annualized revenues.